Investment Company Act Registration No. 811-04010
                                       Securities Act Registration No. 002-90810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                         Pre-Effective Amendment No. _____ [ ]



                       Post-Effective Amendment No. 39 |X|



                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|



                                Amendment No. 40



                        (Check appropriate box or boxes)
                        --------------------------------


                                OCM MUTUAL FUND
                       ---------------------------------
               (Exact name of registrant as specified in charter)


         1536 Holmes Street
        Livermore, California                                     94550
        ---------------------                                     -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (925) 455-0802

                                Gregory M. Orrell
                         Orrell Capital Management, Inc.
                               1536 Holmes Street
                          Livermore, California, 94550
                          ----------------------------
                     (Name and address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

         It is proposed that this filing become effective (check appropriate box)


         [X]      immediately upon filing pursuant to paragraph (b)


         [ ]      on (date) pursuant to paragraph (b)

         [ ]      60 days after filing pursuant to paragraph (a)(1)


         [ ]      on (date) pursuant to paragraph (a)(1) of rule 485


         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on (date)  pursuant to paragraph (a)(2) of rule 485

         If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              (OCM GOLD FUND LOGO)

                              P R O S P E C T U S
                                 MARCH 29, 2005

                              P R O S P E C T U S
                                 MARCH 29, 2005

                              (OCM GOLD FUND LOGO)

         The OCM Gold Fund is the sole portfolio of the OCM Mutual Fund (formerly known as PIA Mutual Fund) and is advised by Orrell Capital Management,
                                      Inc.

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       OCM Gold Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                                 OCM Gold Fund
                               1536 Holmes Street
                          Livermore, California  94550
                                 (800) 628-9403

          The OCM Gold Fund is distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                           Page

Questions Every Investor Should Ask Before Investing in the OCM Gold Fund    1

Fees and Expenses                                                            4

Investment Objective, Strategies and Risks                                   5

Management of the Fund                                                       6

The Fund's Share Price                                                       7

Purchasing Shares                                                            9

Redeeming Shares                                                            11

Exchanging Shares                                                           13

Dividends, Distributions and Taxes                                          14

Financial Highlights                                                        15

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE OCM GOLD FUND

1.   WHAT IS THE FUND'S GOAL?

     The Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund mainly invests in common stocks. The Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in:

     O Major gold producers, intermediate gold producers and junior gold producers,

     O  Exploration and development companies,

     O  Producers of other precious metals, and

     O  Royalty companies.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

     Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

     O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     O SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

     O PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may decline versus the dollar, which would adversely affect the market prices of the securities of gold and precious metals producers.

     O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

     O FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

     Currency Risk:  The U.S. dollar value of foreign securities traded in
     --------------
     foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

     Country Risk:  Political, social or economic events in a country may
     -------------
     adversely affect the Fund's investments in the country.

     Regulation Risk:  Investors in a foreign securities market may not be
     ----------------
     afforded the same protections as investors in U.S. securities markets.
     Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

     Liquidity Risk:  Foreign securities markets tend to have less trading
     --------------
     volume and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.


     Passive Foreign Investment Company Risk:  The Fund may invest in stocks of
     ---------------------------------------
     foreign companies that are classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"), if that stock is a permissible investment. To the extent that the Fund invests in these securities, the Fund may be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any "excess distribution" received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment may apply even if the Fund distributes such income as a taxable dividend to its shareholders. To the extent possible, the Fund will adopt tax strategies to avoid the interest charge and the ordinary income tax treatment. Such tax strategies may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. In addition, such tax strategies may require the Fund to liquidate other investments to meet its distribution requirement (including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund's total return.


     Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the Standard & Poor's Composite Index of 500 Stocks and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         TOTAL RETURN PER CALENDAR YEAR

                         1997                  (37.50%)
                         1998                   (6.73%)
                         1999                   (2.47%)
                         2000                  (21.14%)
                         2001                   31.10%
                         2002                   93.25%
                         2003                   48.31%
                         2004                  (13.59%)

Note: During the eight year period shown on the bar chart, the Fund's highest total return for a quarter was 39.67% (quarter ended March 31, 2002) and the lowest total return for a quarter was -30.76% (quarter ended December 31, 1997). The results do not reflect a sales charge. If they did, the returns would have been lower.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2004)        PAST YEAR     PAST 5 YEARS    SINCE DECEMBER 13, 1996(1)<F1>
------------------------------------------        ---------     ------------    ------------------------------
OCM Gold Fund(2)<F2>
   Return before taxes                             (17.48)%        19.59%                   4.25%
   Return after taxes on distributions(3)<F3>      (18.59)%        19.32%                   4.13%
   Return after taxes on distributions
     and sale of Fund shares(3)<F3>                (11.60)%        17.28%                   3.66%
S&P 500(4)<F4>(5)<F5>                               10.88%         (2.30)%                  8.16%
XAU Index(4)<F4>(6)<F6>                             (7.70)%         9.71%                  (0.70)%



(1)<F1> The Fund's investment adviser, Orrell Capital Management, Inc., became investment adviser on this date.
(2)<F2>   These results reflect the maximum sales charge of 4.50%.
(3)<F3> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(4)<F4>   Reflects no deduction for fees, expenses and taxes.
(5)<F5> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(6)<F6> The XAU Index is a capitalization-weighted index featuring twelve widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.


                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)<F7>
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                    4.50%
   Maximum Deferred Sales Charge (Load)                                                           No Deferred Sales Charge
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends And Distributions                      No Sales Charge
   Redemption Fee (as a percentage of amount redeemed)(2)<F8>                                              1.50%
   Exchange Fee (as a percentage of amount exchanged)(2)<F8>                                               1.50%

(1)<F7> If you redeem shares by wire, a $15 fee will be deducted from your proceeds.
(2)<F8> This fee only applies to shares sold or exchanged within 3 months of their purchase date.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                    0.96%
   Distribution and/or Service (12b-1) Fees                           0.99%
   Other Expenses(1)<F10>                                             0.35%
   Total Annual Fund Operating Expenses                               2.30%



(1)<F10> Other Expenses does not include extraordinary expenses. Had these expenses been included, Other Expenses would have been 0.37%.


EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


             1 YEAR         3 YEARS         5 YEARS         10 YEARS
             ------         -------         -------         --------
              $673           $1,136          $1,625          $2,967


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

     The Fund seeks long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

     The Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

     In investing the Fund's assets, our investment adviser, Orrell Capital Management, Inc. ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values. Because of OCM's emphasis on gold's monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

     In addition to investing in common stocks of major gold producers, the Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.


     The Fund may invest indirectly in gold bullion through the purchase of shares of exchange-traded funds that invest in gold bullion ("Gold ETFs"). A Gold ETF is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because a Gold ETF has operating expenses and transaction costs, while the price of gold bullion does not, a Gold ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Gold ETFs that invest in gold bullion generally are not regulated as investment companies under the Investment Company Act of 1940. An investment in a Gold ETF is subject to all of the risks of investing in the assets held by the Gold ETF. In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets. Gold ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Under certain circumstances, a Gold ETF could be terminated. Should termination occur, the Gold ETF could have to liquidate its holdings at a time when the price of gold is falling.


     OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

     o  sales and earnings growth

     o  the extent of ore holdings

     o  efficiency of mining operations

     o  melting and refinery costs

     o  capital adequacy to maintain and expand operations

     The Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                         PORTFOLIO HOLDINGS OF THE FUND

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                                     RISKS

     There are a number of risks associated with an investment in the Fund. These include:

     O ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

     O CONCENTRATION RISK: Because the Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

     O SOUTH AFRICAN RISKS: The Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

                             MANAGEMENT OF THE FUND

         ORRELL CAPITAL MANAGEMENT, INC. MANAGES THE FUND'S INVESTMENTS

     Orrell Capital Management, Inc. ("OCM"), is the Fund's investment adviser. OCM's address is:

                    1536 Holmes Street, Livermore, CA  94550

     OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

     Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

                               DISTRIBUTION FEES


     The Fund has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940. This Plan allows the Fund to use up to 0.99% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                             THE FUND'S SHARE PRICE

     The price at which investors purchase shares of the Fund is called its offering price. The price at which shareholders redeem shares of the Fund is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

     When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by OCM in accordance with procedures approved by the Fund's Board of Trustees. Types of securities that the Fund may hold for which fair value pricing might be required include, but are limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and
(d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

     The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, the Fund may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, in accordance with procedures approved by the Board of Trustees, OCM will establish a conversion rate for such currency. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the New York Stock Exchange is not open, and does not take place on some days the New York Stock Exchange is open. So, the value of the Fund's portfolio may be affected on days when the Fund does not calculate its NAV and investors cannot purchase or redeem Fund shares.

                                 SALES CHARGES

     The following table shows the amount of the sales charge you would pay when you purchase shares of the Fund:

                         SALES CHARGE AS A PERCENTAGE OF                              SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED    AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED
------------------      --------------    ---------------    ------------------      --------------    ---------------
Less than $100,000          4.50%              4.71%         $500,000 to $999,999         2.00%             2.04%
$100,000 to $249,999        3.00%              3.09%         $1,000,000 or more           None              None
$250,000 to $499,999        2.50%              2.56%

     In order to obtain a breakpoint discount or waive the sales charge on your Fund purchases, it may be necessary at the time of purchase for you to inform and provide certain information to the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. As described below, you may combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the sales charge schedule through a "right of accumulation" or through a "statement of intent." If you or your financial intermediary seeks to qualify purchase orders to take advantage of the breakpoints or to eliminate the sales charge through a right of accumulation or statement of intent, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made.

                           REDUCING THE SALES CHARGE

     You may be able to reduce or waive the sales charges on your Fund purchases through an "accumulation right" or through a statement of intent. If you or your broker seeks to qualify purchase orders for a reduction or elimination of the Fund's initial sales charge, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made. When opening an account, please request and complete the appropriate form for seeking the reduction or elimination of the sales charge which may be obtained from the Fund by calling 1-800-628-9403 or from your financial intermediary. For more information about reduced sales charges, consult your financial intermediary or the Distributor, and refer to the Fund's Statement of Additional Information. The Fund does not have an Internet web site and, therefore, does not make information about reduced sales charges available on the Internet.

                            NET ASSET VALUE PURCHASE

     You may purchase shares of the Fund at net asset value (without a sales charge) if you:

     O  Invest $1,000,000 or more in the Fund.

     O Purchase Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.

     O Purchase Fund shares in an amount not exceeding the amount of Fund shares which you previously owned and redeemed.

     O  Or members of your family are:

        a.  Officers or trustees of OCM Mutual Fund

        b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any OCM Mutual Fund.

     O Are a publisher or subscriber to certain investment advisory newsletters.

     O Are an investment adviser investing on behalf of your discretionary accounts.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  Individual Retirement Accounts
               and qualified retirement plans                            $  100
          o  Automatic Investment Plan                                   $  100
          o  All other accounts                                          $1,000

      B.  EXISTING ACCOUNTS
          o  Dividend reinvestment                                   No Minimum
          o  All accounts                                                   $50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to the "OCM Gold Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC., THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. (THE FUND MAY REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES. THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR SHARES OF THE FUND.)

  5.  Send the application and check to:

      OCM Gold Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, you must call the transfer agent at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:

      UMB Bank, N.A.                    For further credit to:
      ABA #101000695                      Investor Account #_______________
      For credit to OCM Gold Fund         Name or Account Registration
      Acct. #9871062791                   SSN or TIN
                                          Identify which fund to purchase

      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

   You may purchase shares of the Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

   Selected Dealers may be authorized to accept purchase orders on behalf of the Fund. This means that the Fund will process the purchase order at the offering price which is determined following the Selected Dealer's acceptance of the customer's order. Your purchase order must be received in good order by the Selected Dealer before the close of regular trading on the New York Stock Exchange to receive that day's share price. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment in accordance with instructions of the Fund or our Distributor.

AUTOMATIC INVESTMENT PLAN (AIP) INFORMATION

   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House).

   o Automatic purchases of fund shares can be made for as little as $50 per month.

   o You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

   o The Fund does not currently charge a fee for an Automatic Investment Plan, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

   o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

   o Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

   In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Fund is required to obtain the following information for all registered owners:

   o  Full name
   o  Date of birth
   o  Social security number
   o  Permanent street address (P.O. Box is not acceptable)
   o  Corporate accounts require additional documentation

   Please note that your application will be returned if any information is missing.

   The Fund may reject any share purchase application for any reason. Shares of the OCM Gold Fund are generally available in all states.

   The Fund will send investors a written confirmation for all purchases of shares.

   The Fund offers the following retirement plans:

   o  Traditional IRA         o  Roth IRA

   Investors can obtain further information about the IRAs by calling the Fund at 1-800-628-9403. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:
       o  the name of the Fund
       o  account number(s)
       o  the amount of money or number of shares being redeemed
       o  the name(s) on the account
       o  daytime phone number
       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o  The redemption proceeds exceed $50,000.

       THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       OCM Gold Fund
       c/o UMB Fund Services, Inc.
       P.O. Box 1328
       Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

   You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange, the Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

   o You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

   o Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

   o Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

   o The 1.5% redemption fee does not apply to shares redeemed through the plan.

   o   Proceeds paid by wire will be charged a $15 fee.

PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

   2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

   3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

   For those shareholders who redeem shares by mail or telephone, UMB Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION POLICIES

   Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund by:

  1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that OCM believes might engage in frequent purchases and redemptions of Fund shares; and

   2. Imposing a 1.50% redemption fee on redemptions and exchanges occurring within 3 months of the share purchase.

   The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through systematic withdrawal plans. Except as set forth in the preceding sentence, the redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third-party administrators. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Fund, shareholders should consider the following:

   1.  The redemption may result in a taxable gain.

   2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   6. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

   7. If your account balance falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

   8. The Fund may pay redemption requests "in kind". This means that the Fund will pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

ELIGIBLE FUND

   Shares of the Fund may be exchanged for shares of the Harris Insight Money Market Fund at its net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. This exchange privilege is offered as a convenience to the Fund's shareholders. Please note that when exchanging from the Fund to the Harris Insight Money Market Fund, you will begin accruing income from the Harris Insight Money Market Fund the day following the exchange. When exchanging less than all of your balance from the Harris Insight Money Market Fund to the Fund, your exchange proceeds will exclude accrued and unpaid income from the Harris Insight Money Market Fund through the date of the exchange.

OTHER EXCHANGE POLICIES

   As noted in the Fund's "Shareholder Fees" table, the Fund imposes a 1.50% exchange fee on the value of shares exchanged less than 3 months after purchase. The exchange fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund. There is no redemption fee when selling shares of the Harris Insight Money Market Fund.

HOW TO EXCHANGE SHARES


   1. Read this Prospectus and, if applicable, the Prospectus for the Harris Insight Money Market Fund. To obtain a copy of the prospectus for the Harris Insight Money Market Fund, please call 1-800-982-8782.


   2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements.

   3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a Medallion signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

   You may also exchange shares by mail. To do so, prepare a letter of instruction containing:

   o   the names of the Funds

   o   account number(s)

   o   the amount of money or number of shares being exchanged

   o   the name(s) on the account

   o   daytime phone number

   Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

   O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

   O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

   The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, OCM considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


                                                                           FOR THE YEARS ENDED
                                                   11/30/04       11/30/03       11/30/02       11/30/01       11/30/00
                                                   --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                  $14.46         $ 7.53         $ 4.71         $ 3.52         $ 4.75
                                                    ------         ------         ------         ------         ------
Income from Investment Operations:
  Net Investment Loss                                (0.18)         (0.12)         (0.09)         (0.04)         (0.05)
  Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency Transactions                  (1.30)          7.05           2.91           1.23          (1.18)
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                     (1.48)          6.93           2.82           1.19          (1.23)
                                                    ------         ------         ------         ------         ------
Less Distributions:
  Dividends from net investment income               (0.01)            --             --             --             --
  Distribution from net realized gains               (0.21)            --             --             --             --
                                                    ------         ------         ------         ------         ------
Total Distributions                                  (0.22)            --             --             --             --
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Year                        $12.76         $14.46         $ 7.53         $ 4.71         $ 3.52
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN(1)<F9>                               (10.31)%         92.03%         59.87%         33.81%       (25.89)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                  $80,202        $84,230        $35,109        $17,924         $9,240
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  2.15%          2.39%          2.66%          2.60%          2.44%
  Before Waivers and Reimbursements                  2.17%          2.39%          2.66%          2.60%          2.99%
Ratio of Net Investment Loss
to Average Net Assets:
  Net of Waivers and Reimbursements                (1.58)%        (1.42)%        (1.46)%        (1.14)%        (1.19)%
  Before Waivers and Reimbursements                (1.60)%        (1.42)%        (1.46)%        (1.14)%        (1.74)%
Portfolio Turnover Rate                                12%            17%            32%             5%             3%


(1)<F9>   Total return does not reflect sales loads charged by the Fund.

   To learn more about the Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403. The Fund does not have an Internet web site and, therefore, does not make its SAI and annual and semi-annual reports available on the Internet.

   Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

                                   OCM Gold Fund
                                1536 Holmes Street
                               Livermore, CA  94550
                                  (800) 628-9403

   The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about OCM Mutual Fund, including the OCM Gold Fund, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102

   Please refer to the Fund's Investment Company Act File No. 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.

                                 OCM MUTUAL FUND

            Statement of Additional Information dated March 29, 2005

                              For the OCM Gold Fund

                  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 29, 2005 of OCM Mutual Fund (the "Trust") relating to the OCM Gold Fund (the "Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.


                  The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2004, of OCM Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 10, 2005.


                  Schedule of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Notes to Financial Statements
                  Financial Highlights
                  Report of Independent Registered Public Accounting Firm

                  Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FUND HISTORY AND CLASSIFICATION..............................................3
     Investment Restrictions.................................................3
     Illiquid Securities.....................................................5
     Lending Portfolio Securities............................................5
     Hedging Instruments.....................................................6
     Futures Contracts and Options Thereon...................................6
     Index Options Transactions..............................................8
     Options on Securities...................................................9
     Special Risks of Hedging Strategies....................................11
     Limitations on Options.................................................11
     Temporary Investments..................................................11
     Depository Receipts....................................................12
     Foreign Securities.....................................................13
     Portfolio Turnover.....................................................15
     Disclosure of Portfolio Holdings.......................................15
MANAGEMENT..................................................................17
     Management Information.................................................17
     Committee..............................................................19
     Compensation...........................................................19
     Proxy Voting Policy....................................................19
     Investment Advisory Agreement..........................................25
     Share Ownership........................................................26
     The Adviser and the Administrator......................................26
     Portfolio Manager......................................................29
     Portfolio Transactions and Brokerage...................................30
     Distribution Plan......................................................32
NET ASSET VALUE.............................................................35
SHAREHOLDER SERVICES........................................................37
TAXES.......................................................................40
     General  ..............................................................40
     Rule 17a-7 Transactions................................................41
     Taxation of Hedging Instruments........................................41
     Foreign Taxes..........................................................42
     Back-up Withholding....................................................44
GENERAL INFORMATION.........................................................44
SALES CHARGES...............................................................46
DESCRIPTION OF SECURITIES RATINGS...........................................46


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 29, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by OCM Mutual Fund. This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  The Trust, OCM Mutual Fund, is an open-end management investment company consisting of one portfolio: the OCM Gold Fund (the "Fund"). The Fund is non-diversified. OCM Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. From March 28, 2003 to December 23, 2004, the Trust was known as "PIA Mutual Fund," and between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27, 1996 the Trust was known as "Monitrend Mutual Fund." The Fund was called the "Monitrend Gold Fund" prior to December 13, 1996.

Investment Restrictions
-----------------------

                  The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or
(ii) more than 50% of its outstanding shares.

                  The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

                  The Fund may not:

                  1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

                  3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  4. Make investments for the purpose of exercising control or management.

                  5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

                  7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                  8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

                  9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

                  10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

                  11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

                  12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

                  13. Participate on a joint or joint and several basis in any trading account in securities.


                  14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

                  15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

                  In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

                  It is the position of the Securities and Exchange Commission (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund may own investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Fund's investment adviser, Orrell Capital Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


Lending Portfolio Securities
----------------------------

                  The Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present

Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

                  The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

                  The Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). The Fund may engage in short hedging in an attempt to protect the Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Fund may use are discussed below.

Futures Contracts and Options Thereon
-------------------------------------

                  The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may purchase and write (sell) futures contracts on gold ("Gold Futures"). A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or of gold with respect to a Gold Future is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

                  The Fund may purchase put and call options and write put and call options on stock index futures contracts. The Fund may purchase put and call options and write put and call options on Gold Futures. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

                  Some futures and options strategies tend to hedge the Fund's equity or gold positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or gold. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

                  When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

                  The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

                  The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

                  Although the Fund intends to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions
--------------------------

                  The Fund may purchase put and call options and write put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

                  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

                  Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

                  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

                  The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities
---------------------

                  An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

                  One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

                  Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

                  To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

                  When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

                  Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Fund may not write put options.

Special Risks of Hedging Strategies
-----------------------------------

                  Participation in the options markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options
----------------------

                  Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Temporary Investments
---------------------

                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

                  The Fund may enter into  repurchase  agreements.  A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

Depository Receipts
-------------------

                  The Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

                  In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

                  The Fund may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

                  An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

                  Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

                  Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

                  The Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

                  To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot
(cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

                  When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

                  At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

                  If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

                  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover
------------------

                  See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Fund. As indicated in the Prospectus the portfolio turnover of the Fund may vary significantly from year to year.

Disclosure of Portfolio Holdings
--------------------------------

Fund Service Providers

                  The Fund has entered into arrangements with certain third party service providers, including advisory personnel, for services that require these groups to have access to the Fund's portfolio on a daily basis. For example, the Fund's fund accountant is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund's independent registered public accounting firm to review the Fund's portfolio. In addition to the Fund's fund accountant, the Fund's custodian also maintains an up-to-date list of the Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund's portfolio unless specifically authorized by OCM Mutual Fund.

Rating and Ranking Organizations

                  The Fund may provide its entire portfolio to the following rating and ranking organizations:

                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.
                  Thomson Financial Research
                  Vickers Stock Research

                  The Fund's management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

                  The  Fund  may   provide   portfolio   information   to  these
organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

                                   MANAGEMENT

Management Information
----------------------

                  As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Fund is not part of a "fund complex" as defined in the Investment Company Act of 1940. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.


                                                                                                       Other
                                        Term of                                                        Directorships
                                        Office                                                         Held by
                      Position(s)       and                                                            Trustee or
Name, Address         Held with         Length of                                                      Nominee for
and Age               Fund              Service      Principal Occupation(s) During Past 5 Years       Trustee
-------               ----              -------      -------------------------------------------       -------

                                                 Interested Trustee*

Gregory M. Orrell     Trustee,          Indefinite   President of Orrell Capital Management, Inc.      None
1536 Holmes Street,   President                      since 1991.
Livermore,                              Since 2004
California 94550
Age 43


* An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940. Gregory
M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.


                                                                                                       Other
                                        Term of                                                        Directorships
                                        Office                                                         Held by
                      Position(s)       and                                                            Trustee or
Name, Address         Held with         Length of                                                      Nominee for
and Age               Fund              Service      Principal Occupation(s) During Past 5 Years       Trustee
-------               ----              -------      -------------------------------------------       -------

                                                 Independent Trustees*


John L. Crary         Trustee           Indefinite   Since 1999 Mr. Crary has been the managing        microHelix,
1536 Holmes Street,                                  member of Crary Enterprises, LLC, a private       Inc. and
Livermore,            (Chairman of      Since 2004   investment company. Since 1988 Mr. Crary has      Scheid
California 94550       the Board)                    been an independent corporate financial advisor   Vineyards,
Age 51                                               and private investor in various biotechnology,    Inc.
                                                     software and other early stage business
                                                     ventures. Mr. Crary began his business career
                                                     as an investment banker with E.F. Hutton &
                                                     Company Inc.


Doug Webenbauer       Trustee           Indefinite   Chief Financial Officer of M.E. Fox & Company,    None
1536 Holmes Street,                                  Inc., a beer distributor, since 1999.
Livermore,                              Since 2005
California 94550
Age 44

                                                     Officers
                                             (other than Mr. Orrell)

Jacklyn A. Orrell**   Secretary and     One year     Secretary of Orrell Capital Management, Inc.      N/A
1536 Holmes Street,   Treasurer         term         since 1999.
Livermore,
California 94550                        Since 2004
Age 70

Andrew Rogers         Chief             At           President, Fund Compliance Services, LLC since    N/A
1536 Holmes Street,   Compliance        discretion   2004; President, GemCom, LLC since 2004; and
Livermore,            Officer           of the       Senior Vice President and Director of
California 94550                        Board        Administration, Gemini Fund Services, LLC since
Age 35                                               2001.  Vice President, JP Morgan Chase & Co.
                                        Since 2004   from 1998 to 2001.



* "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.

** Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

Committee
---------

                  The Trust's Board of Trustees has created an audit committee whose members consist of John L. Crary and Doug Webenbauer. The primary functions of the audit committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's accountants and financial records. The audit committee met twice in fiscal 2004.

                  The Trust's Board of Trustees has no other committees.

Compensation
------------

                  The Trust only compensates the independent trustees. The Trust's standard method of compensating trustees is to pay each independent trustee an annual fee of $2,000 and a fee of $500 for each meeting of the board of trustees attended.

                  The table below sets forth the compensation paid by the Trust during 2004 to each of the current trustees who was a trustee during fiscal 2004:


                                                        Pension &
                                                       Retirement
                                                        Benefits                              Total
                                     Aggregate         Accrued as     Estimated Annual     Compensation
                                   Compensation       Part of Fund      Benefits upon    from Trust Paid
Name of Person, Position             from Trust         Expenses         Retirement        to Trustees
------------------------             ----------         --------         ----------        -----------

Independent Trustee

John L. Crary                           $500               --                --                $500

Interested Trustee

Gregory M. Orrell                        --                --                --                 --



Code of Ethics
--------------

                  The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy
-------------------

                  General Voting Policy. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.

The Adviser votes proxies based on maximizing shareholder value over the long term, as consistent with the overall investment objectives and policies of the Fund. The following proxy voting policies and procedures are used by the Adviser as general guidelines regarding the issues they address. In the event an issue is not addressed in the guidelines below, the Adviser will determine on a case-by-case basis how to vote proxies on any proposal that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, the Adviser will generally support management's position. The Adviser may also elect to abstain or not vote on any given matter.

                  Board and Governance Issues

                  Board of Director Composition: Typically, the Adviser will not object to slates with at least a majority of independent directors, nor will the Adviser object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

                  Independent Auditors: When voting on proposals to ratify auditors, the Adviser will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether the Adviser believes independence has been compromised.

                  The Adviser will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

                  The Adviser will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

                  Increase Authorized Common Stock: The Adviser will generally support the authorization of additional common stock necessary to facilitate a stock split, and will generally support the authorization of additional common stock.

                  Blank Check Preferred Stock: Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, the Adviser will generally evaluate the creation of blank check preferred stock to determine on a case-by-case basis whether to vote for or against the proposal.

                  Classified or "Staggered" Board: On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats. The Adviser will vote on a case-by-case basis on issues involving classified boards.

                  Supermajority Vote Requirements: Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least a 2/3 affirmative vote for passage of issues. The Adviser will vote on a case-by-case basis regarding issues involving supermajority voting.

                  Restrictions  on  Shareholders  to  Act  by  Written  Consent:
Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting. The Adviser will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

                  Restrictions on Shareholders to Call Meetings: The Adviser will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

                  Limitations, Director Liability and Indemnification: Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws. The Adviser will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

                  Reincorporation: Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws. The Adviser typically will not object to reincorporation proposals.

                  Cumulative Voting: Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs. The Adviser typically will not object to proposals to adopt cumulative voting in the election of directors.

                  Dual Classes of Stock: In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. The Adviser will vote on a case-by-case basis on issues involving dual classes of stock. However, the Adviser will typically not object to dual classes of stock.

                  Limit Directors' Tenure: In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms. Accordingly, the Adviser will vote on a case-by-case basis regarding attempts to limit director tenure.

                  Minimum Director Stock Ownership: The typical director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders. The Adviser normally will not object to resolutions that require corporate directors to own shares in the company.

                  Executive Compensation

                  Disclosure   of   CEO,   Executive,   Board   and   Management
Compensation: On a case-by-case basis, the Adviser will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

                  Compensation for CEO, Executive, Board and Management: The Adviser typically will not object to proposals regarding executive compensation if the Adviser believes the compensation clearly does not reflect the current and future circumstances of the company.

                  Formation and Independence of Compensation  Review  Committee:
The Adviser normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

                  Stock Options for Board and Executives: Before determining whether to vote for or against stock option plans that in total offer greater than 25% of shares outstanding, the Adviser will generally review the overall impact of such stock option plans because of voting and earnings dilution. The Adviser will vote on a case-by-case basis regarding option programs that allow the repricing of underwater options. In most cases, the Adviser will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant. Generally, the Adviser will support options programs for outside directors, subject to the same constraints previously described.

                  Employee Stock Ownership Plan (ESOPs): The Adviser will generally not object to ESOPs created to promote active employee ownership. However, the Adviser will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

                  Changes to Charter or By-Laws: The Adviser will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholders' best interests.

                  Confidential Voting: Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.

This enables management to contact dissenting  shareholders in an attempt to get
them  to  change  their  votes.  The  Adviser   generally  will  not  object  to
confidential voting.

                  Equal Access to Proxy: Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome. In general, the Adviser will not oppose resolutions for equal access proposals.

                  Golden Parachutes: Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. The Adviser will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, the Adviser will examine (to the extent material) total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

                  Mergers and Acquisitions

                  Mergers, Restructuring and Spin-offs: A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, the Adviser will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment. On a case by case basis, the Adviser will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

                  Poison Pills: Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether. The Adviser typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

                  Anti-Greenmail Proposals: Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. The Adviser generally will support anti-greenmail provisions.

                  Opt-Out of State Anti-takeover Law: A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws. The Adviser generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

                  Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will disclose the conflict to the Trust's Board of Trustees and obtain the Board's feedback and consent prior to voting. If consent is not granted, then the Adviser will abstain from voting and notify the Trust's Board of Trustees of this fact.

                  Proxy Voting Records. Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available at the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
-----------------------------

                  In approving the continuation of the existing investment advisory agreement for the Fund, the Board of Trustees considered a number of factors including, but not limited to, the following:

          o    the positive performance of the Fund;

          o the Fund's expense ratio, which the Board believes is reasonable given the nature of the Fund;

          o the high quality of the services offered by the Adviser and the Adviser's performance to date; and

          o the reasonableness of the compensation payable to the Adviser when compared to other funds and in light of the services that the Adviser provides to the Fund.

                  Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Fund to continue the investment advisory agreement with the Adviser.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the trustees who are independent trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership
---------------

                  The following table sets forth certain information regarding the beneficial ownership of shares of the Fund by the only person known by us to own beneficially more than 5% of the Fund, as of December 31, 2004:

       Name and Address of Owner             Number of Shares    Percentage
       -------------------------                  Owned           Ownership
                                                  -----           ---------


AG Edwards                                       420,608            6.56%
FBO Josephine Bay Paul
One North Jefferson
St. Louis, Missouri 63103



                  All trustees and officers of the Trust as a group beneficially owned less than one percent of the shares of the Fund as of February 29, 2005.

                  The following table sets forth the dollar range of equity securities beneficially owned by each trustee in the Fund as of December 31, 2004 (which is also the valuation date):

Name                        Dollar Range of Equity Securities in the Fund*
----                        ----------------------------------------------

Interested Trustee

Gregory M. Orrell                          $50,001-$100,000

Independent Trustees

John Crary                                   Over $100,000

Doug Webenbauer                                  None

         * The Fund is not part of a "family of investment companies" as defined in the Investment Company Act of 1940

The Adviser and the Administrator
---------------------------------

                  Orrell Capital Management, Inc. (the "Adviser"), is the investment adviser to the Fund. Gregory M. Orrell is the President and sole shareholder of the Adviser. Prior to December 13, 1996, Monitrend Investment Management, Inc. was the investment adviser to the Fund and from January 31, 1991 to August 17, 1994 was the sub-adviser to the Fund. Kensington Capital Management, Inc. was investment adviser to the Fund from January 31, 1991 to August 17, 1994.

                  Under the investment advisory agreement applicable to the Fund, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund's average daily net assets. The applicable fee rates are as follows:

Fee Rate                                  Average Daily Net Assets
--------                                  ------------------------

1.00%                                     0 to $50 million
0.875%                                    $50 million to $75 million
0.75%                                     $75 million to $100 million
0.625%                                    $100 million to $150 million
0.50%                                     $150 million to $250 million
0.375%                                    Over $250 million

                  Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets at 2.99%. Expense reimbursement obligations are calculated daily and paid monthly.

                  Investment advisory fees payable by the Fund were as follows:



                                                                                  Reimbursements in
   Fiscal Year End         Total Fees        Fees Waived     Fees Retained     Addition to Fee Waivers
   ---------------         ----------        -----------     -------------     -----------------------

        2004                $698,929              $0            $698,929                 $0
        2003                $528,355              $0            $528,355                 $0
        2002                $303,336              $0            $303,336                 $0


                  The Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to the Fund. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Fund's books and records, maintaining all general ledger accounts and related subledgers; overseeing the Fund's fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Fund's annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund's income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Fund's compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for the Fund based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

                  For its services as administrator and fund accountant, the Fund pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $71,111.

         Average Net Assets                            Basis Points
         ------------------                            ------------
       Up to $50 Million                         15.0 basis points (0.15%)
       $50 Million to $100 Million               7.5 basis points (0.075%)
       $100 Million to $250 Million              7.0 basis points (0.07%)
       $250 Million to $500 Million              3.0 basis points (0.03%)
       Over $500 Million                         2.0 basis points (0.02%)

                  During the fiscal years ended November 30, 2004, 2003 and 2002, the Administrator received $96,005, $81,440 and $24,942, respectively, from the Fund for administration and fund accounting services.

                  Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as "American Data Services, Inc." ("Orbitex"), served as administrator and fund accountant to the Fund. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by the Fund at the rate of 0.10% per year of the average daily net assets of the Fund, subject to a minimum monthly fee of approximately $1,072. During the fiscal year ended November 30, 2002, Orbitex received $16,454 in fees from the Fund for administration and fund accounting services.

Portfolio Manager
-----------------

                  The sole investment adviser to the Fund is Orrell Capital Management. The sole portfolio manager to the Fund has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.



                                            Number of Other Accounts Managed       Number of Accounts and Total Assets for Which
                                            and Total Assets by Account Type             Advisory Fee is Performance-Based
                                            --------------------------------             ---------------------------------
                                    Registered       Other Pooled                Registered       Other Pooled
                                    Investment       Investment      Other       Investment       Investment       Other
Name of Portfolio Manager           Companies        Vehicles        Accounts    Companies        Vehicles         Accounts
-------------------------           ---------        --------        --------    ---------        --------         --------

Gregory M. Orrell                         --               --               2          --               --                --

                                                                       $25,218,390



                  The portfolio manager is also responsible for managing other accounts, including separate accounts and unregistered funds. To mitigate any potentially conflicting investment strategies of accounts, the portfolio manager typically manages accounts with similar investment strategies to the Fund. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of the portfolio manager to cross trade securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2004.





                                                                                     Method Used to Determine Compensation
                                                                                 (Including Any Differences in Method Between
Name of Portfolio Manager     Form of Compensation    Source of Compensation                    Account Types)
-------------------------     --------------------    ----------------------                    --------------

Gregory M. Orrell                Annual Salary        Orrell Capital             The board of directors of Orrell Capital
                                                      Management, Inc.           Management, Inc., which includes Gregory M.
                                                                                 Orrell, determines his salary on an annual
                                                                                 basis, and it is a fixed amount throughout
                                                                                 the year.  It is not based on the performance
                                                                                 of the Fund or on the value of the assets
                                                                                 held in the Fund's portfolio.


                                     Bonus            Orrell Capital             As part of Gregory M. Orrell's compensation,
                                                      Management, Inc.           he may receive a bonus based on the financial
                                                                                 condition of Orrell Capital Management, Inc.
                                                                                 This amount is not directly related to the pre-
                                                                                 or post-tax performance of the Fund, but is
                                                                                 based to some degree on the value of assets
                                                                                 held in the Fund because the bonus is based
                                                                                 on Orrell Capital Management's assets under
                                                                                 management, which include the assets of the
                                                                                 Fund, and on the profitability of Orrell
                                                                                 Capital Management, which profitability is
                                                                                 affected by the advisory fee that the Fund
                                                                                 pays to Orrell Capital Management, which is
                                                                                 tied to the value of the Fund's assets.


                  The dollar range of shares of the Fund beneficially owned by its sole portfolio manager, Gregory M. Orrell, is $50,001-$100,000.

Portfolio Transactions and Brokerage
------------------------------------

                  Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

                  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

                  The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of other clients' portfolio brokerage.

                  The investment advisory agreement permits the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of the Fund, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

                  During the fiscal years ended November 30, 2002, 2003 and 2004 the Fund paid brokerage commissions as follows:


                                                           2002              2003              2004
                                                           ----              ----              ----

Commissions Paid to Distributor                             $0                $0                $0

Total Commissions Paid                                   $70,667           $88,105           $91,203

% Paid to Distributor                                      N/A               N/A               N/A

Total Dollar Amount of Transactions on                      $0                $0                $0
which Commissions Were Paid to Distributor

Total Dollar Amount of Transactions on                 $14,261,830       $16,900,795       $15,984,822
Which Commissions Were Paid

% of Transactions Involving Commission                      N/A               N/A               N/A
Payments to Distributor


All of the brokers to whom commissions were paid provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan
-----------------

                  The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

                  The  Plan  contains  the  following  definitions.   "Qualified
Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified
Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified
Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

                  The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients
(whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits. As of the date of this Statement of Additional Information, the Board of Trustees has set the following limit on Permitted Payments: 0.99% of the daily net assets of the Fund.

                  The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine (as of the date of this Statement of Additional Information, the Board has set 0.99% as the limit), and either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

                  The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

                  The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund. If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by
Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

                  The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

                  The aggregate Permitted Payments and Permitted Expenses paid by the Fund during the fiscal year ended November 30, 2004 were as set forth below:

         Payments to Qualified                  Reimbursements of Expenses
              Recipients                          Incurred by Distributor
         (Permitted Payments)                      (Permitted Expenses)
         --------------------                      --------------------

               $517,429                                  $161,894

                  The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

                                 NET ASSET VALUE

                  The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The Fund's offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, the Fund's principal underwriter.

                  In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.

                  When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

                  When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                  The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

                  Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and the Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

                  Selected Dealer Reallowances. The Distributor will reallow to Selected Dealers a portion of the front-end sales load in accordance with the following schedule:

Amount of Purchase          Sales Load as a Percentage of       Reallowance to
------------------                 Offering Price              Selected Dealers
                                   -------------               ----------------

Less than $100,000                       4.50%                        4.00%
$100,000 to $249,999                     3.00%                        2.75%
$250,000 to $499,999                     2.50%                        2.25%
$500,000 to $999,999                     2.00%                        1.75%
$1,000,000 or more                        0%                           0%

                  Right of Accumulation. A reduced sales charge applies to any purchase of shares of the Fund that is purchased with a sales charge where an investor's then current aggregate investment in shares of the Fund is $100,000 or more. "Aggregate investment" means the total of (i) the dollar amount of the then current purchase of shares of the Fund; and (ii) the value

(based on current net asset value) of previously purchased and beneficially owned shares of the Fund.

                  Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund. All shares of the Fund previously purchased and still owned are also included in determining the applicable reduction.

                  A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Fund over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

                  The Statement of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

                  Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

                  Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

                  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted

                  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax
purposes.   Although  the  shareholder  may
purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

                  Pre-authorized Investment. A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in the Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.

                  Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

                  For  further   information   regarding  plan   administration,
custodial fees and other details, investors should contact the Distributor.

                  Investments at Net Asset Value. The Trust permits investors to purchase shares of the Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Fund.

                  The Fund may sell shares at net asset value to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

                  Former shareholders of the Fund may also purchase shares of the Fund at net asset value up to an amount not exceeding their prior investment in shares of the Fund. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in shares of the Fund.

                  Market Timing Polices and Procedures. Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund by:

                  1) Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Adviser believes might engage in frequent purchase and redemptions of Fund shares; and

                  2)  Imposing  a  1.50%   redemption  fee  on  redemptions  and
exchanges occurring within 3 months of the share purchase

                  The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. Except as set forth in the preceding sentence, the redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third-party administrators.

                  In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale.

                                      TAXES

General
-------

                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Also shareholders would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  To reduce the risk that the Fund's investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund's failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund's portfolio so that (i) less than 10% of the Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.


                  Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions
-----------------------

                  The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

                  If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

                  With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the security so acquired.

                  The Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If the Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes
-------------

                  The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

                  If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

                  The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

                  Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Passive Foreign Investment Companies
------------------------------------

                  The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"), if that stock is a permissible investment. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless the Fund makes a "QEF election" or a "mark to market" election as described below, the Fund may be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any "excess distribution" received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment may apply even if the Fund distributes such income as a taxable dividend to its shareholders. Any portion of a PFIC distribution that is not an "excess distribution", will be included in the Funds' investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.


                  The Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a "qualified electing fund" (a "QEF"), and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If the Fund invests in a PFIC and makes such a QEF election, the Fund will be required to include in the Fund's income each year the Fund's pro rata share of the QEF's annual ordinary earnings and net capital gain (which the Fund may have to distribute to satisfy the distribution requirement under Subchapter M ("Distribution Requirement"), even if the QEF does not distribute those earnings and gain to the Fund). It could be difficult to make this election because of certain of its requirements.


                  The Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a "mark to market" election with respect to the stock of a particular PFIC, and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. "Marking-to-market," in this context, means including in the Fund's ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund's total return.

Back-up Withholding
-------------------

                  Federal  law   requires   the  Fund  to  withhold   28%  of  a
shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

                  The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of the Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or each of which has separate assets and liabilities.

                  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of a fund, unless it is clear that the interests of the fund in the matter are identical or the matter does not affect a fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

                  Income, direct liabilities and direct operating expenses of the Fund are allocated directly to the Fund, and, if there were more than one series, general liabilities and expenses of the Trust would be allocated among the funds in proportion to the total net assets of each fund, on a pro rata basis among the funds or as otherwise determined by the Board of Trustees.

                  The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of the Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

                  Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

                  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  The Fund's custodian, UMB Bank, N.A., Kansas City, Missouri, is responsible for holding the Fund's assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Fund's accounting records and calculates daily the net asset value of the Fund's shares.


                  The  Trust's   independent   registered  public   accountants,
PricewaterhouseCoopers LLP, audited the Fund's annual financial statements.

                  The Distributor distributes the shares on a "best efforts" basis (the Fund's shares are offered on a continuous basis). During the Fund's most recent fiscal year, the Distributor received the net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Fund set forth below:

Net Underwriting    Compensation on
  Discounts and     Redemptions and            Brokerage          Other
   Commissions        Repurchases             Commissions      Compensation
   -----------        -----------             -----------      ------------
        $0                $0                       $0            $51,961*

-------------
     *12b-1 fees and sales charges.

                                  SALES CHARGES

                  During the three fiscal years ended November 30, 2004, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:



                                           Years Ended November 30
            ---------------------------------------------------------------------------------------
                2002                                 2003                                 2004
------------------ ------------------ ----------------- ------------------ -------------------- ---------------
  Sales Charge      Amount Retained     Sales Charge     Amount Retained      Sales Charge      Amount Retained

    $471,529            $22,313           $607,175           $65,030            $412,852           $44,400




                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's) or by Moody's Investors Service, Inc. ("Moody's"). A brief description of the rating symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C
                                OTHER INFORMATION


Item 23.     Exhibits


                        (a)     (i)     Declaration of Trust with amendments (3)
                                (ii)    Supplemental Declaration of Trust (4)
                                (iii)   Supplemental Declaration of Trust


                        (b)     By-laws (3)

                        (c)     Not applicable

                        (d)     Investment Advisory Agreement (2)


                        (e)     (i)     Distribution Plan Agreement (1)
                                (ii)    Form of Sales Agreement and Form of
                                        Distribution Agreement (4)


                        (f)     Not applicable


                        (g)     Custody Agreement

                        (h)     (i)     Administration and Fund Accounting
                                        Agreement
                                (ii)    Transfer Agency Agreement

                        (i)     Opinion and Consent of Foley & Lardner LLP

                        (j)     Consent of PricewaterhouseCoopers LLP


                        (k)     Not applicable

                        (l)     Investment letters (3)

                        (m)     Revised Distribution Plan (3)

                        (n)     None


                        (p)     (i)     Code of Ethics of OCM Mutual Fund

                                (ii)    Code of Ethics of Orrell Capital
                                        Management, Inc.


---------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on May 31, 1996 and its accession number is 0000897069-96-000153.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 13, 1997 and its accession number is 0000897069-97-000006.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 26 was filed on September 30, 1997 and its accession number is 0000897069-97-000401.


(4) Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 34 was filed on March 28, 2003 and its accession number is 0000897069-03-000379.

Item 24. Persons Controlled by or under Common Control with the Fund



                  As of March 1, 2005, Registrant did not control any person and was not under common control with any other person.



Item 25. Indemnification

                  The Registrant's Declaration of Trust contains the indemnification provisions set forth below, which are in full force and effect and have not been modified or cancelled. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee. Section 12 of Article SEVENTH of Registrant's Declaration of Trust states as follows:

                  "(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

                  (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                  (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent."

                  "(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct."

                  "(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either
(a) the vote of a majority of a quorum of Trustees who are neither "interested persons", as defined in the 1940 Act nor parties to the covered proceeding or
(b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated."

                  "(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding."

                  "(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act."

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                  Orrell Capital Management, Inc. ("Orrell") is the investment adviser to the sole portfolio of Registrant: OCM Gold Fund. For information as to the business, profession, vocation or employment of a substantial nature of Orrell, and its directors and officers, reference is made to Part B of the Registration Statement.

Item 27. Principal Underwriters

                  Syndicated Capital, Inc. is the distributor of the shares of the Registrant.

                  (a)   Not applicable

                  (b) The officers and directors of Syndicated Capital, Inc. are as follows:

---------------------------------------------------------------------------------------------------------
               (1)                                  (2)                               (3)
Name and Principal Business Address      Positions and Offices with       Positions and Offices with
                                                 Underwriter                     Registrant
---------------------------------------------------------------------------------------------------------
Joseph Lloyd McAdams, Jr.                        Chairman,                           Chairman
1299 Ocean Avenue Suite 210                      CEO and                             and Trustee
Santa Monica, CA  90401                          President

                  (c)   Not applicable

Item 28. Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and
(11) of Rule 31a-1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by Registrant's Administrator and all other records will be maintained by the Custodian.

Item 29. Management Services

                  Not applicable.


Item 30. Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livermore and State of California on the 23rd day of March, 2005.




                                        OCM MUTUAL FUND
                                        (Registrant)



                                        By:  /s/ Gregory M. Orrell
                                           -------------------------------
                                             Gregory M. Orrell
                                             President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                      Title                       Date
           ---------                      -----                       ----



/s/ Gregory M. Orrell
---------------------------        Principal Executive,          March 23, 2005
Gregory M. Orrell                Financial and Accounting
                                   Officer and Trustee



/s/ John L. Crary                        Trustee                 March 24, 2005
---------------------------
John L. Crary



/s/ Doug Webenbauer                      Trustee                 March 24, 2005
---------------------------
Doug Webenbauer

                                  EXHIBIT INDEX
                                  -------------

        Exhibit No.                             Exhibit
        -----------                             -------

        (a) (i)         Declaration of Trust, with amendments*

            (ii)        Supplemental Declaration of Trust*


            (iii)       Supplemental Declaration of Trust


        (b)             Registrant's By-Laws*

        (c)             Not applicable

        (d)             Investment Advisory Agreement *

        (e) (i)         Distribution Plan Agreement*

            (ii)        Form of Sales Agreement and Form of Distribution
                        Agreement*

        (f)             Not applicable


        (g)             Custody Agreement

        (h) (i)         Administration and Fund Accounting Agreement

            (ii)        Transfer Agency Agreement

        (i)             Opinion and Consent of Counsel

        (j)             Consent of PricewaterhouseCoopers LLP


        (k)             Not applicable

        (l)             Investment Letters*

        (m)             Revised Distribution Plan*

        (n)             None


        (p) (i)         Code of Ethics of OCM Mutual Fund

            (ii)        Code of Ethics of Orrell Capital Management, Inc.



------------------------
         *Incorporated by reference